Exhibit 99.1

EAGLE BULK SHIPCO LLC

Eagle Bulk Shipco LLC (“Shipco” or “Issuer”), a wholly-owned subsidiary of Eagle Bulk Shipping Inc. (the “Parent Company”) is providing the unaudited condensed consolidated and unconsolidated financial information of Shipco for the three months ended December 31, 2018 and 2017 as required by those certain bond terms, dated as of November 22, 2017 (the "Bond Terms"), by and between Shipco, as issuer, and Nordic Trustee AS, a company existing under the laws of Norway, pursuant to which on November 28, 2017, Shipco issued $200.0 million in aggregate principal amount of 8.250% Senior Secured Bonds 2017/2022 (the “Norwegian Bond Debt”).

While the accompanying unaudited condensed consolidated and unconsolidated financial information are derived from the Parent Company’s audited consolidated financial statements, which were prepared in accordance with accounting principles generally accepted in the United States and included in the Parent Company's Annual Report on Form 10-K for the fiscal years ended December 31, 2018 and 2017 (the “Parent Company 10-K”), they have neither been reviewed nor audited by the Parent Company’s independent auditor. In accordance with the Bond Terms, Shipco’s audited unconsolidated and consolidated annual financial statements are required to be provided no later than 120 days after the end of the fiscal year end, or April 30, 2019. The unaudited financial information contained herein should be read in conjunction with the Parent Company’s audited consolidated financial statements and notes thereto included in the Parent Company 10-K, which was filed with the U.S. Securities and Exchange Commission on March 13, 2019.

EAGLE BULK SHIPCO LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended
	December 31, 2018	December 31, 2017
Revenues, net	$38,880,520	$32,922,128

Voyage expenses	10,268,187	6,628,133
Vessel expenses	11,742,012	12,185,178
Depreciation and amortization	5,242,408	5,239,593
General and administrative expenses[1]	3,917,737	4,248,195
Loss on Sale of Vessel[2]	104,496	—
Total operating expenses	31,274,840	28,301,099

Operating income	7,605,680	4,621,029

Net interest expense[3]	4,245,162	1,677,677
Other (income)/expense, net	(92,402)	303,504
Total other expenses, net	4,152,760	1,981,181
Net income	$3,452,920	$2,639,848

1General and administrative expenses for the three months ended December 31, 2018 includes $1.8 million of management fees and $2.1 million of general and administrative costs which represent Shipco's share of the Parent Company's general and administrative costs, as per the existing management fee agreements. General and administrative expenses for the three months ended December 31, 2017 includes $1.4 million of management fees and $2.8 million, of general and administrative costs which represent Shipco's share of the Parent Company's general and administrative costs prior to the management fee agreements being established.

2Includes $0.1 million of management fees paid to Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company, representing 1% of the total sale proceeds of the vessel, Thrush.

3Interest expense for December 31, 2017 of $1.7 million was for one month of interest on the Norwegian Bond Debt from November 28, 2017 to December 31, 2017.

EAGLE BULK SHIPCO LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31, 2018	December 31, 2017
ASSETS:
Current assets:
Cash and cash equivalents	$19,273,740	$7,744,005
Accounts receivable	9,653,949	9,869,508
Accounts receivable - related party	1,400,000	41,830
Prepaid expenses	1,104,822	516,845
Inventories	8,411,747	7,174,889
Vessels held for sale	8,458,444	—
Other current assets	421,944	126,837
Total current assets	48,724,646	25,473,914
Noncurrent assets:
Vessels and vessel improvements, at cost, net of accumulated depreciation of $80,546,984 and $70,558,905, respectively	330,215,318	366,054,562
Restricted cash	10,878,968	—
Deferred Drydocking costs, net	6,386,377	6,765,953
Deferred financing costs - Super Senior Revolver Facility	285,342	190,000
Other assets	8,545,916	—
Total noncurrent assets	356,311,921	373,010,515
Total assets	$405,036,567	$398,484,429
LIABILITIES & MEMBER'S EQUITY
Current liabilities:
Accounts payable	$5,804,668	$3,448,101
Accrued interest	1,489,917	1,566,333
Other accrued liabilities	3,164,326	5,031,517
Fair value of derivatives	—	73,170
Unearned charter hire revenue	1,871,261	2,916,029
Current portion of long-term debt - Norwegian Bond Debt	8,000,000	4,000,000
Total current liabilities	20,330,172	17,035,150
Noncurrent liabilities:
Norwegian Bond Debt, net of debt discount and debt issuance costs	182,469,155	189,950,329
Total noncurrent liabilities	182,469,155	189,950,329
Total liabilities	202,799,327	206,985,479

Member's equity:
Total Member's equity	202,237,240	191,498,950
Total liabilities and Member's equity	$405,036,567	$398,484,429

EAGLE BULK SHIPCO LLC (ISSUER ONLY)

UNCONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended
	December 31, 2018	December 31, 2017
Net interest expense	4,245,162	1,677,677
Other (income)/expense, net	(92,402)	303,504
Total other expenses, net	4,152,760	1,981,181

Equity in net income of subsidiaries *	7,605,680	4,621,029
Net income	$3,452,920	$2,639,848

* Eliminated in the consolidated financial statements of the Issuer.

EAGLE BULK SHIPCO LLC (ISSUER ONLY)

UNCONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)

	December 31, 2018	December 31, 2017
ASSETS:
Current assets:
Cash and cash equivalents	$19,263,334	$7,391,945
Accounts receivable - related party	1,400,000	—
Prepaid expenses	42,509	18,615
Other current assets	—	126,837
Total current assets	20,705,843	7,537,397
Noncurrent assets:
Restricted cash	10,878,968	—
Investment in subsidiaries	362,450,570	380,305,385
Deferred financing costs - Super Senior Revolver Facility	285,342	190,000
Total noncurrent assets	373,614,880	380,495,385
Total assets	$394,320,723	$388,032,782
LIABILITIES & MEMBER'S EQUITY
Current liabilities:
Accrued interest	1,489,917	1,566,333
Other accrued liabilities	124,411	944,000
Fair value of derivatives	—	73,170
Current portion of long-term debt - Norwegian Bond Debt	8,000,000	4,000,000
Total current liabilities	9,614,328	6,583,503
Noncurrent liabilities:
Norwegian Bond Debt, net of debt discount and debt issuance costs	182,469,155	189,950,329
Total noncurrent liabilities	182,469,155	189,950,329
Total liabilities	192,083,483	196,533,832
Member's equity:
Total Member's equity	202,237,240	191,498,950
Total liabilities and Member's equity	$394,320,723	$388,032,782

Basis of presentation

Shipco is engaged in the ocean transportation of dry bulk cargoes worldwide through the ownership, charter and operation of dry bulk vessels. Shipco's fleet is comprised of Supramax and Ultramax bulk carriers and Shipco operates its business in one business segment. The operations of the vessels are managed by Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company. As of December 31, 2018, the Company owned and operated a modern fleet of 27 oceangoing vessels.

On November 28, 2017, Shipco issued into escrow $200,000,000 in aggregate principal amount of 8.250% Senior Secured Bonds 2017/2022 (the "Norwegian Bond Debt"), pursuant to the Bond Terms, dated as of November 22, 2017, by and between the Issuer and Nordic Trustee AS, as the Bond Trustee. After giving effect to an original issue discount of approximately 1% and deducting offering expenses of $3.1 million, the net proceeds from the issuance of the Norwegian Bond Debt were approximately $195.0 million.

Shipco entered into a commercial and technical management agreement on December 8, 2017 with Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company, for performance of technical and commercial services to vessels owned by Shipco at a fee of $150,000 per vessel per annum for commercial management services and $135,000 per vessel per annum for technical management services. Shipco also entered into an overhead sharing agreement which provides for an additional fee allocation of cash general and administrative expenses of Eagle Bulk Management LLC, based on relative ownership days of Shipco and its subsidiaries to the total consolidated ownership days of the Parent Company and all of its subsidiaries. The condensed statement of operations for the quarter ended December 31, 2018 consisted of $1.8 million of management fees and $2.1 million of allocated general and administrative expenses. The condensed consolidated balance sheet at December 31, 2018 included $1.4 million of accounts receivables from a related party for an erroneous cash transfer to an affiliate of the Parent Company which was repaid after year-end. Accounts payable in the condensed consolidated balance sheets at December 31, 2018 and 2017 include $0.2 million and $0.8 million, respectively, of management fees owed to Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company as per the existing management fee agreements. Additionally, Shipco also paid $0.1 million or 1% of the gross sales proceeds as fees related to the sale of the vessel Thrush.

The condensed statement of operations for the quarter ended December 31, 2017 reflects a management fee of $2.8 million pertaining to services provided by Eagle Bulk Management LLC to Shipco during the period prior to the execution of the management agreements, which management believes appropriately reflects the costs incurred to provide commercial, technical and administrative services to Shipco and its consolidated subsidiaries.